Income Taxes - Schedule of Reconciliation of the Statutory Federal Income Tax Rate (Details) (10-K)		12 Months Ended
	Dec. 22, 2017	May 31, 2020	May 31, 2019
Income Tax Disclosure [Abstract]
Expected provision (benefit) at statutory rate	(35.00%)	(21.00%)	(21.00%)
State taxes, net of federal tax benefit		(4.40%)	(4.40%)
Change in federal rate
Permanent differences-stock based compensation		15.00%	15.00%
Increase in valuation allowance		10.40%	10.40%
Total provision (benefit) for income taxes		0.00%	0.00%